UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 2, 2019

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 2, 2019, Iteris, Inc. (“Iteris” or the “Company”) completed the previously announced acquisition of all outstanding shares of Albeck Gerken, Inc. (“AGI”), a professional transportation engineering firm with offices in Tampa (FL), Orlando (FL), Virginia Beach (VA) and Chester Pike (PA), pursuant to a Stock Purchase Agreement, dated June 10, 2019 (the “Stock Purchase Agreement”), entered into by and among the Company, AGI and the shareholders of AGI (collectively, the “Selling Shareholders”).

The purchase price of $10,720,000 was delivered to the Selling Shareholders through the payment of an aggregate of $6,185,000 in cash (adjusted for working capital at closing) and the issuance of 868,774 shares of Iteris Common Stock (the “Stock Consideration”), a portion of which was deposited in escrow for 18 months to secure performance of the indemnification and other post-closing obligations of the Selling Shareholders under the Stock Purchase Agreement.  In addition, the Company agreed to grant $1,744,200 in retention bonuses to the Selling Shareholders payable in the form of restricted stock at $5.22 per share (the “Retention Shares”), and $570,000 in retention bonuses to other employees payable in cash, each vesting over three years following the closing. Attached as Exhibit 10.1 is the form of agreement entered into for the retention bonuses payable in restricted stock to the Selling Shareholders.

The foregoing summary of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is incorporated by reference in this Current Report on Form 8-K as Exhibit 2.1.

Item 3.02                                           Unregistered Sales of Equity Securities

The information set forth in Item 2.01 above is incorporated by reference in this Item 3.02.  The issuance of the Stock Consideration and Retention Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act, and in reliance on similar exemptions under applicable state laws.

Item 7.01                                           Regulation FD Disclosure

The Company issued a press release on July 2, 2019 announcing the completion of the AGI acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  The information in the attached press release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1

Stock Purchase Agreement, dated June 10, 2019, by and among Iteris, Inc., Albeck Gerken, Inc. and its shareholders (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 14, 2019).

10.1	Form of Retention Bonus Agreement entered into between the Company and each of the Selling Shareholders.

99.1	Press release, dated July 2, 2019, announcing closing of acquisition of Albeck Gerken, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2019
ITERIS, INC.

	By:	/s/ Joe Bergera
Joe Bergera
Chief Executive Officer